Subsequent Events	12 Months Ended
Oct. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
30.	SUBSEQUENT EVENTS

Other than disclosed elsewhere in the combined financial statements, the following subsequent events occurred.

In November 2024, WM&E, the subsidiary of the Company, issued 1,680 non-voting redeemable ordinary shares to the Company and the Company issued 13,333,333 Class A shares of the Company to WM&E, representing a consideration of US$100 million.

In January 2025, WM&E and Black Spade Acquisition II Co (Nasdaq: BSII), a special purpose acquisition company founded by Black Spade Capital, entered into a business combination agreement. Upon the completion of the transactions contemplated by the business combination agreement, the combined company will retain its name “World Media and Entertainment Universal Inc.” and its headquarters in Paris, and its ordinary shares will be listed on a stock exchange in the U.S subject to regulatory approval.